                                                                    EXHIBIT 99.1

                          FORM OF LETTER OF TRANSMITTAL

SpinCycle, Inc. Offer to Exchange its Registered 12-3/4% Senior Discount Notes due 2005 for any and all of its Outstanding 12-3/4% Senior Discount Notes due 2005 Pursuant to the Prospectus, dated ______________ , 1998.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN DAYLIGHT TIME, ON _______________ , 1998 , UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN DAYLIGHT TIME, ON THE EXPIRATION DATE.

Deliver to the Exchange Agent: Norwest Bank Minnesota, National Association

By Registered or Certified Mail:

P.O. Box 1517
Minneapolis, Minnesota 55480-1517
Attention:  Corporate Trust Operations


By Hand:

Northstar East Building
608 2nd Ave. S.
12th Floor
Minneapolis, Minnesota 55479-0113
Attention:  Corporate Trust Services


By Overnight Courier:

Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention:  Corporate Trust Operations


By Facsimile (for Eligible Institutions Only):

(612) 667-4927
Attention:  Corporate Trust Services
Confirm by Telephone: (612) 667-9764


                  Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

                  The undersigned acknowledges that he or she has received the Prospectus, dated ______, 1998 (the "Prospectus"), of SpinCycle, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter" or "Letter of Transmittal") which, together with the Prospectus, constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount at maturity of $144,990,000 of 12-3/4% Senior Discount Notes Due 2005 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for an equal principal amount at maturity of the Company's outstanding 12-3/4% Senior Discount Notes Due 2005 (the "Old Notes"). Capitalized terms not defined in this letter shall have the meanings ascribed to them in the Prospectus.

                  For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. The Company reserves the right, at anytime or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. In order to extend the Expiration Date, the Company will notify the Exchange Agent of any extension by oral or written notice and will mail to the record holders of Old Notes an announcement thereof, each prior to 9:00 a.m., Eastern Daylight Time, on the next business day after the previously scheduled Expiration Date. Such announcement may state that the Company is extending the Exchange Offer for a specified period of time.

                  This Letter is to be completed by holders of Old Notes if (i) certificates of the Old Notes are to be forwarded herewith or (ii) delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes in accordance with the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

                  The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

                  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

                  THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

                  List below the Old Notes to which this Letter relates. If the space below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

                            DESCRIPTION OF OLD NOTES
                            (Please fill in if blank)


                                                           AGGREGATE PRINCIPAL
                                                          AMOUNT REPRESENTED BY
NAME(S) AND ADDRESS(ES)     CERTIFICATE NUMBER(S) (1)         CERTIFICATE(S)        PRINCIPAL AMOUNT TENDERED (2)
-----------------------     -------------------------         --------------        -----------------------------

                            -------------------------         --------------        -----------------------------

                            -------------------------         --------------        -----------------------------

                            -------------------------         --------------        -----------------------------

                            -------------------------         --------------        -----------------------------

                            -------------------------         --------------        -----------------------------




(1) Need not be completed if Old Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in the column titled "Principal Amount Tendered." See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

--------------------------------------------------------------------------------

/ /               CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


NAME OF TENDERING INSTITUTION     ACCOUNT NUMBER     TRANSACTION CODE NUMBER
-----------------------------     --------------     -----------------------

-----------------------------     --------------     -----------------------

-----------------------------     --------------     -----------------------

-----------------------------     --------------     -----------------------

/ /               CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED
                  PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (For use by Eligible Institutions
                  Only):

Name(s) of Registered Old Note Holder(s) _______________________________________

Window Ticket Number (if any)___________________________________________________

Date of Execution of Note of Guaranteed Delivery _______________________________

Name of Institution which guaranteed delivery __________________________________

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number __________________

Transaction Code Number ___________________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENT OR SUPPLEMENTS THERETO:


Name:                      __________________________________

Address:                   __________________________________

                           __________________________________

                           __________________________________


               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

                  Upon the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all rights, title and interest in and to the Old Notes tendered hereby.

                  The undersigned hereby represents and warrants that (i) the undersigned is the owner of the Old Notes tendered hereby, (ii) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and (iii) the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents to the Company that
(i) any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the undersigned or such other person receiving such New Notes, (ii) neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in a distribution of such New Notes, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, and (iii) neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

                  The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (2) such New Notes are acquired in the ordinary course of such holders' business; and (3) such holders are not engaged in, and do not intend to engage in, a distribution of such New Notes and have no arrangement or understanding with any person to participate in the distribution of such New Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of Old Notes is an affiliate of the Company, or is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer holding Old Notes acquired for its own account as a result of market-making activities or other trading activities, such holder acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of New Notes exchanged for such Old Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  The undersigned will, upon request, execute and deliver any additional documents which the Company deem necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

                  Unless otherwise indicated herein in the box titled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box titled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box titled "Description of Old Notes."

                  THE UNDERSIGNED, BY COMPLETING THE BOX TITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.


                          SPECIAL ISSUANCE INSTRUCTIONS

                           (See Instructions 3 and 4)

                  To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue New Notes and/or Old Notes to:

Name(s):     _______________________________
               (Please Type or Print)

Address:     _______________________________

             _______________________________

             _______________________________
               (Including Zip Code)

Name(s):     _______________________________
               (Please Type or Print)

Address:     _______________________________

             _______________________________

             _______________________________
               (Including Zip Code)

                  (Complete accompanying Substitute Form W-9)*

                  Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

Book-Entry Transfer Facility Account Number, (if applicable) ___________________


                          SPECIAL DELIVERY INSTRUCTIONS

                           (See Instructions 3 and 4)

                  To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or to such person(s) at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

Mail New Notes and/or Old Notes to:

Name(s):     _______________________________
               (Please Type or Print)
Address:     _______________________________

             _______________________________

             _______________________________
               (Including Zip Code)

Name(s):     _______________________________
               (Please Type or Print)

Address:     _______________________________

             _______________________________

             _______________________________
               (Including Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., EASTERN DAYLIGHT TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

           (Complete accompanying Substitute Form W-9 on reverse side)



_________________________________      _________________________
    (Signature of Owner)                         (Date)

Area Code and Telephone Number:__________________________

                  If a holder is tendering any Old Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by a person(s) authorized to become a registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):     ________________________________
               (Please Type or Print)

             ________________________________
               (Please Type or Print)

Capacity:    ________________________________

Address:     ________________________________

             ________________________________

             ________________________________
               (Including Zip Code)


                               SIGNATURE GUARANTEE

                         (if required by Instruction 3)

Signature(s) Guaranteed
by an Eligible Institution:   ____________________________________
                                     (Authorized Signature)

                              ____________________________________
                                             (Title)

                              ____________________________________
                                         (Name of Firm)

Dated: ____________, 1998

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

                  Forming Part of the Terms and Conditions of the Offer to Exchange Registered 12-3/4% Senior Discount Notes Due 2005 for any and all Outstanding 12-3/4% Senior Discount Notes Due 2005 of SpinCycle, Inc.

1. Delivery of this Letter and Old Notes; Guaranteed Delivery Procedures.

                  This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

                  Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five business days after the date of execution of the Notice of Guaranteed Delivery.

                  The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., Eastern Daylight Time, on the Expiration Date.

                  See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to holders of Old Notes who tender by book-entry transfer).

                  If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above titled "Description of Old Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

                  If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond with the name as written on the face of the certificates without any change whatsoever.

                  If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

                  If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

                  When this Letter is signed by the registered holder of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

                  If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

                  If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

                  Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution").

                  Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) tendered who has not completed the box titled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4. Special Issuance and Delivery Instructions.

                  Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Notes may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5. Tax Identification Number.

                  Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for as exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

                  Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

                  To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident, alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 1 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.

Note:    / /      Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6. Transfer Taxes.

                  The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to Old Notes not exchanged are to be delivered to, or are to be registered or issued in the Note or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

                  Except as provided in this Instruction 6, it not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7. Waiver of Conditions.

                  The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. No Conditional Tenders.

                  No alternative, conditional, irregular or contingent tenders will be accepted. All tending holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

                  Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9. Mutilated, Lost, Stolen or Destroyed Old Notes.

                  Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Requests for Assistance or Additional Copies.

                  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                               SUBSTITUTE FORM W-9
                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                               (See Instruction 5)

Substitute Form W-9
Department of the Treasury
Internal Revenue Service
Payor's Request for Taxpayer Identification Number and Certification

                          PAYOR'S NAME: SPINCYCLE, INC.

             PART 1-TAXPAYER IDENTIFICATION NUMBER ("TIN")

             PLEASE PROVIDE YOUR TIN AND
             CERTIFY BY SIGNING AND DATING BELOW.

             Social Security Number or
              Employer Identification Number    _____________________________

             IF NO TIN, PLEASE CHECK THE BOX TO THE RIGHT:      / /

             SIGNATURE  ________________________________

             DATE ____________________

                              PART 2-CERTIFICATION

                   UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

                  (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

                  (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                  (3) any other information provided on this form is true and correct.


                  SIGNATURE  ________________________________

                  DATE ____________________

                  You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 1 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

                  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


                  SIGNATURE ______________________________

                  DATE _____________________

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. --Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification number have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


                                        Give the SOCIAL
For this type of account                SECURITY number of --
1.  Individual                          The Individual

2.  Two or more                         The actual owner of the
    individuals (joint                  account or, if combined
    account)                            funds, the first individual
                                        on the account (1/)

3.  Custodian account of                The minor (2/)
    a minor (Uniform
    Gift to Minors Act)

4.  a. The usual revocable              The actual owner (1/)
       savings trust
       account (grantor is
       also trustee)

    b. So-called trust
       account that is not a
       legal or valid trust
       under State law

5.  Sole proprietorship                 The Owner (3/)
    account

6.  A valid trust, estate,              Legal entity (Do not
    or pension trust                    furnish the identifying
                                        number of the personal
                                        representative or trustee
                                        unless the legal entity
                                        itself is not designated in
                                        the account title.) (4/)


                                        Give the EMPLOYER
                                        IDENTIFICATION
For this type of account                number of --
7.  Corporate                           The corporation

8.  Association, club,                  The organization
    religious, charitable,
    educational, or other
    tax-exempt organization

9.  Partnership                         The partnership

10. A broker or registered              The Broker or nominee
    nominee

11. Account with the                    The public entity
    Department of
    Agriculture in the name
    of a public entity (such
    as a State or local
    Government, school
    district, or person) that
    receives agricultural
    program payments


----------

         (1/) List first and circle the name of the person whose number you furnish.

         (2/) Circle the minor's name and furnish the minor's social security number.

         (3/) You must show your individual name, but you may also enter your business or "doing Business as" name. You may use either your SSN or EIN.

         (4/) List first and circle the name of the legal trust, estate, or pension trust.


         Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name issued.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application or a Social Security Number Card, or Form SS-4, Application for Employer identification Number, at the local office of Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

         Payees specifically exempted from backup withholding on most payments include the following:

-        A corporation

-        A financial institution

- An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended ("I.R.C."), or, an individual retirement plan.

-        The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

- An international organization or any agency, or instrumentality thereof.

-        A registered dealer in securities or commodities registered in the U.S.
         or a possession of the U.S.

-        A real estate investment trust.

-        A common trust fund operated by a bank under I.R.C. Section 584(a).

- An exempt charitable remainder trust, or a non-exempt trust described in section I.R.C. 4947(a)(1).

- An entity registered at all times under the Investment Company Act of 1940. A foreign central bank of issue.

         Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

-        Payments to nonresident aliens subject to withholding under I.R.C.
         Section 1441.

-        Payments to partnerships not engaged in a trade or business in the U.S.
         and which have at least one nonresident partner.

- Payments of patronage dividends where the amount received is not paid in money.

-        Payments made by certain foreign organizations.

         Payments of interest not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt interest dividends under I.R.C. Section 852).

-        Payments described in I.R.C. Section 6049(b)(5) to nonresident aliens.

-        Payments on tax free covenant bonds under I.R.C. Section 1451.

-        Payments made by certain foreign organizations.

Exempt payee described above should file Form W-9 to avoid possible erroneous backups withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT", ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

         Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not-subject to backup withholding. For details, see the regulations under I.R.C. Sections 6041, 6041A(a), 6045 and 6050A.

PENALTIES

FAILURE TO FURNISH TIN. - -If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. - -If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. - -Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. - -If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

PRIVACY ACT NOTICE. - -I.R.C. Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of-debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of our tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.


                                       21